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                                                                   EXHIBIT 10.17

                                                               EXECUTION VERSION

                              SECURITY AGREEMENT

     THIS SECURITY AGREEMENT is made by and between AstroPower, Inc., a Delaware corporation (the "Company"), and Corning Incorporated, a New York corporation ("Corning").

          1.   Creation of Security Interest. The Company, to secure the payment
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     of the indebtedness hereinafter referred to, and in consideration of good and valuable consideration paid by Corning to the Company, the receipt of which is hereby acknowledged, does hereby create in favor of Corning, its successors and assigns a security interest in all of the physical plant, leasehold interests and improvements, equipment, machinery, tooling, other physical assets and working capital of the Company wherever located and acquired or leased for the use described in Section 3 below with proceeds received by the Company from the issuance of the Note to Corning. Such plant, equipment, machinery, tooling and other physical assets and all additions and accessions thereto, are hereinafter collectively referred to as the Goods.

          2.   Obligation to Pay. The Company shall pay to Corning, its
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     successors and assigns, the sum of Five Million Dollars ($5,000,000) as evidenced by its Secured 7% Convertible Promissory Note (the "Note") dated as of the date hereof, together with interest from such date at the rate specified therein.

          3.   Use of Collateral.  The Goods will be used exclusively for the
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     manufacture of product or products derived from or otherwise substantially relating to the Company's Silicon-Film(TM) technology, unless Corning gives its written consent to another use.

          4.   Removal of Goods. The Goods will be kept at the Company's
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     principal place of business at Newark, Delaware, or at places of business in the United States relating to the manufacture of product or products derived from or otherwise substantially relating to the Company's Silicon-Film(TM) technology. The location of the Goods shall be provided in writing to Corning within a reasonable time of locating such Goods at such location and shall not be removed therefrom without the written consent of Corning. Removal of any or all of the Goods by the Company, or its agents, servants or employees, shall be deemed a willful taking and an unlawful conversion under this Security Agreement, and shall constitute a default hereunder, and all sums owing and secured hereby, whether or not due, shall thereupon become immediately due and payable.

          5.   Repairs and Taxes. The Company shall at its own expense, from
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     time to time, replace and repair all parts of the Goods as may be broken, worn or
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     damaged, and shall keep the Goods in every respect in good working order and repair.

          6.   Insurance. The Company shall keep the Goods fully insured against
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     loss and damage by fire and theft , and the insurance proceeds covering the
     Goods shall be made payable to Corning to the extent of any principal and interest outstanding under the Note.

          7.   Default.  Misrepresentation or misstatement in connection with,
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     noncompliance with, or nonperformance of any of the Company's obligations or agreements as hereinabove set forth shall constitute a default hereunder.  If any such default shall occur, or if any default shall be made in the payment of any sum owing and secured hereby or any part or installment thereof, or if the Goods or any part thereof shall be seized or levied upon under any process, or if the Goods or any part thereof shall be removed or attempted to be removed from the Company's place of business, as hereinabove set forth, or if the Company shall fail to keep the Goods in good condition and repair and replace all such parts as may be broken, worn or damaged, or if the Company shall sell, assign, create a security interest in, or transfer its right, title and interest in and to, the Goods or its right of possession thereto or any part thereof, or if an event of default under the Promissory Note shall occur and be continuing, then Corning may exercise its rights of enforcement under the Uniform Commercial Code in force in the State of New York at the date of such default. In addition to those rights, at Corning's discretion, all the moneys to be paid hereunder and/or under the Note, whether or not then due, shall immediately become due and payable, notwithstanding the terms hereof, and then it shall be lawful for Corning, and the Company does hereby authorize and empower Corning, with the aid and assistance of any person or persons, with or without legal process, to enter such place or places where the
     Goods are or may be placed, and to take exclusive possession thereof, and to sell them either in bulk or parcels at public or private sale upon the premises above mentioned or at such other place as Corning may determine or designate and to such person or persons (including Corning), or to take and carry the Goods away and to sell and dispose of the same at public or private sale either in bulk or parcels, and at the same time to sell and dispose of all the right, title and interest of the Company in and to the Goods in the absolute discretion of Corning, and out of the moneys arising therefrom to retain and to pay Corning any and all sums then owing to Corning as above set forth, plus all costs, fees, charges and expenses incurred in connection with the taking, maintaining, storage and disposing of the Goods, rendering the excess (if any) to the Company or its successors or assigns, and the Company hereby stipulates to be bound by the result of such sales as shall be made in accordance herewith. If for any reason such property shall fail to satisfy all of the foregoing items, the Company shall pay Corning the deficiency. Until there shall be a default in any payment or in the performance of any term, covenant or condition hereof or of the Note, the Company is to remain and continue in the
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     quiet and peaceable possession of the Goods and the full and free enjoyment of the same.

          The Company shall be entitled to five (5) days' advance notice of the date, time and place of any sale or other disposition of the Goods hereunder and shall be entitled to be a bidder and to purchase the same for no more than the balance owing plus costs of sale, including any attorney fees and other costs incurred in connection with such sale.

          8.   Waiver by the Company. If Corning shall at any time obtain
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     possession, either with or without legal process, or be entitled to possession of the Goods, then and in that event, it shall not be necessary for Corning to remove the Goods but the Company will permit Corning, and hereby authorizes and empowers Corning, to keep the goods in the place of business of the Company and to remove any locks thereon and put its own locks on such premises or on any other premises where the Goods may be located until five (5) days after the sale of the Goods. The Company waives any and all claims of any nature, kind or description which it has, or may claim to have, against Corning or its representatives, by reason of taking possession or selling the Goods.

          9.   Waiver of Breach. The acceptance by Corning of any payments after
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     maturity, or the acceptance of a partial payment, or the waiver of any breach or default shall not constitute a waiver of any other or subsequent breach or default or prevent Corning from immediately pursuing any or all of its remedies hereunder.

     IN WITNESS WHEREOF, the Company and Corning have caused this Security Agreement to be duly executed and delivered as of August ____, 1997.

                                                  ASTROPOWER, INC.

                                                  By:________________________
                                                  Name:______________________
                                                  Title:_____________________

                                                  CORNING INCORPORATED

                                                  By:________________________
                                                  Name:______________________
                                                  Title:_____________________

                                                  By:________________________
                                                  Name:______________________
                                                  Title:_____________________